Employee Stock Ownership Plans (ESOP)	12 Months Ended
Jun. 30, 2012
Employee Stock Ownership Plans (ESOP)

Note 10 – Employee Stock Ownership Plans (ESOP)

The company maintains an ESOP that holds common stock of the company that is used to fund a portion of the company’s matching program for its 401(k) savings plan for domestic non-union employees. The purchase of the original stock by the ESOP was funded both with debt guaranteed by the company and loans from the company. The debt guaranteed by the company was fully paid in 2004, and only loans from the company to the ESOP remain. Each year, the company makes contributions that, with the dividends on the common stock held by the ESOP, are used to pay loan interest and principal. Shares are allocated to participants based upon the ratio of the current year’s debt service to the sum of the total principal and interest payments over the remaining life of the loan. The number of unallocated shares in the ESOP was 5 million at June 30, 2012 and 6 million at July 2, 2011. Expense recognition for the ESOP is accounted for under the grandfathered provisions contained within US GAAP.

The expense for the 401(k) recognized by the ESOP amounted to $14 million in 2012, $15 million in 2011 and $7 million in 2010. Payments to the ESOP were $6 million in 2012, $23 million in 2011 and $11 million in 2010.